Back to Form 8-K

Exhibit 99.2

PR Contact:	IR Contact:
H. Patel	Jeff Potter
CKPR	WellCare Health Plans, Inc.
(312) 616-2471	(813) 290-6313
hpatel@ckpr.biz	jeff.potter@wellcare.com

WELLCARE® WINS BID IN EVERY REGION FOR 2007 AND INTRODUCES CLASSIC PLAN WITH LOWER PLAN PREMIUMS

Zero-Premium Medicare Prescription Drug Plans Available to Eligible Low-Income Subsidy Members Nationwide; Popular Plan with $0 Generic and No Deductible Has Lower Brand Co-Pays in ‘07

TAMPA, Fla. (October 2, 2006) WellCare Health Plans, Inc. (NYSE: WCG) today announced the results of its bid for participation in the national Medicare Part D prescription drug plan (PDP) business in 2007. WellCare will offer PDPs at no premium for qualified Low-Income Subsidy (LIS) eligible members in every region of the country. This allows WellCare’s current LIS-eligible members who remain eligible in 2007 to continue their zero premium coverage with WellCare. Additionally, WellCare is eligible in every region to receive auto-assignment of beneficiaries who are dual-eligible for both Medicare and Medicaid.

WellCare will continue to offer its two most popular plans, Signature and Complete, which have no deductible, $0 generic drug co-pays, low monthly plan premiums and an extensive CMS-approved list of drugs. For WellCare Signature -- WellCare’s most popular plan -- the preferred brand drug co-pay is being reduced by an average of 16%, depending on the state. In another exciting change, the WellCare Complete plan will offer generic drug coverage once a member reaches the “coverage gap.”

New for 2007, WellCare is introducing the Classic plan to give beneficiaries further flexibility in selecting a prescription drug plan that best suits their needs. WellCare Classic is designed for beneficiaries who want the security of having coverage under a national prescription drug plan and access to low-cost generics with a very low monthly plan premium. The plan offers premiums that are among the lowest in the country (see attached table), with premiums under $10 in California, and under $11 in Arizona, Texas, Nevada and Florida. As with other WellCare plans, Classic offers low-cost generics to help people control their drug costs and avoid the coverage gap.

“WellCare is excited to continue to work with CMS to provide Part D prescription drug coverage to Medicare beneficiaries around the country,” said Todd S. Farha, president and chief executive officer of WellCare. “We look forward to continuing to serve our current members, and to attracting new members who are excited about low cost generics and low monthly plan premiums.”

Medicare beneficiaries may obtain more information now by calling WellCare at 888-547-5252 (TTY users call 888-816-5252) between 7 a.m. and 2 a.m. ET, seven days a week, or by visiting www.wellcarepdp.com. The information will include a user-friendly guide that simplifies the PDP program along with helpful tools such as a drug-cost savings worksheet, tips on selecting the best plan, a sample list of covered drugs and a partial list of WellCare’s nationwide network of more than 60,000 participating pharmacies.

WellCare is one of the nation’s largest Medicare Part D providers with more than 900,000 members nationally. Since January 2006, the company has provided Medicare beneficiaries in all 50 states with access to affordable prescription drugs.

Zero-Premium Plans for eligible LIS members

In 2007, all of WellCare’s eligible LIS members who are currently enrolled in a no premium Signature plan, will be able to stay in a no premium WellCare plan.

Regarding WellCare’s current zero-premium eligible-LIS members:

•	In all states except Alaska and New Mexico, all eligible-LIS members will automatically stay in the Signature plan with zero-premium.
•	In Alaska and New Mexico, all eligible-LIS members who were auto-assigned will automatically be transferred to the Classic plan with zero-premium.

Regarding new eligible-LIS members joining a zero-premium WellCare plan:

•	In Alabama, Alaska, Hawaii, Oregon, New Mexico, Tennessee and Washington, eligible-LIS members may join the Classic plan for zero-premium.
•	In all other states and Washington, D.C., eligible-LIS members may join either the Classic or Signature plan for zero-premium.

Overview of the Medicare Prescription Drug Program

Medicare prescription drug coverage, also known as Medicare Part D, is a multi-billion dollar investment by the federal government to provide all Medicare beneficiaries with prescription drug coverage. The program was introduced in October 2005 and between November 15, 2005 and May 15, 2006, more than 39 million Medicare beneficiaries enrolled to receive prescription drug coverage through stand-alone prescription drug plans, Medicare Advantage plans and through their employer retiree benefits. Americans eligible for the program in 2007 can enroll in a PDP, such as WellCare’s, between November 15 and December 31, 2006. Prescription drug coverage under these plans will begin on January 1, 2007.

Medicare beneficiaries who also qualify for Medicaid or quality for financial assistance from the Centers for Medicare & Medicaid Services (CMS) may be able to join WellCare’s qualified plans and receive benefits for no monthly plan premium, no deductible, no coverage gap and lower drug co-pays.

WellCare State-By-State Plan Premiums

	Classic	Signature	Complete
AK	29.40	36.30	58.40
AL	20.70	30.00	49.70
AR	15.30	23.20	35.70
AZ	10.40	18.20	38.30
CA	9.70	18.20	35.50
CO	17.00	26.30	39.30
CT	13.40	21.50	36.80
DC	12.20	20.40	37.20
DE	12.20	20.40	37.20
FL	10.20	17.80	41.40
GA	20.70	27.80	45.40
HI	17.30	27.10	42.60
IA	18.80	26.80	39.50
ID	24.00	30.00	45.60
IL	18.70	25.90	47.10
IN	19.90	28.90	46.90
KS	20.60	28.00	46.00
KY	19.90	28.90	46.90
LA	18.20	26.00	45.30
MA	13.40	21.50	36.80
MD	12.20	20.40	37.20
ME	21.70	26.10	45.80
MI	18.20	25.30	42.50
MN	18.80	26.80	39.50
MO	16.70	23.80	46.50
MS	20.30	27.90	43.00
MT	18.80	26.80	39.50
NC	22.00	27.70	47.90
ND	18.80	26.80	39.50
NE	18.80	26.80	39.50
NH	21.70	26.10	45.80
NJ	15.10	22.60	42.20
NM	17.30	25.40	33.30
NV	10.60	19.80	43.10
NY	14.90	22.70	39.10
OH	20.70	28.20	53.40
OK	20.10	27.80	40.60
OR	22.40	29.50	43.80
PA	19.90	27.10	46.60
RI	13.40	21.50	36.80
SC	20.50	27.80	42.80
SD	18.80	26.80	39.50
TN	20.70	30.00	49.70
TX	11.00	19.40	33.60
UT	24.00	30.00	45.60
VA	19.00	26.30	42.50
VT	13.40	21.50	36.80
WA	22.40	29.50	43.80
WI	15.90	24.50	45.50
WV	19.90	27.10	46.60
WY	18.80	26.80	39.50

About WellCare Health Plans, Inc.

WellCare Health Plans, Inc. provides managed care services exclusively for government-sponsored healthcare programs such as Medicaid and Medicare. Headquartered in Tampa, Florida, WellCare operates a variety of plans, including health plans for families, children, the aged, blind and disabled and prescription drug plans. WellCare currently serves more than 2.0 million members nationwide. For more information about WellCare, please visit the Company's website at www.wellcare.com.

Cautionary Statement Regarding Forward-Looking Statements
This release contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, including statements related to WellCare’s expected 2006 and 2007 financial results and future PDP business, are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. Additional information concerning these and other important risks and uncertainties can be found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission in February 2006, as amended, which contains discussions of the Company’s business and the various factors that may affect it.

# # #